EXHIBIT 10 (cb)



                           TERMINATION ENDORSEMENT

                                    to the

             GUARANTY OF PERFORMANCE AND HOLD HARMLESS AGREEMENT
                           Effective:  July 1, 1996

                                   between

                      HALLMARK FINANCIAL SERVICES, INC.

                                     and

                          GE REINSURANCE CORPORATION
                    (formerly KEMPER REINSURANCE COMPANY)



 IT IS HEREBY AGREED that this Agreement shall be terminated on July 1, 2000.

 IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate by:

                          HALLMARK FINANCIAL SERVICES, INC.

                          By:    _____________________________________

                          Its:    _____________________________________

                          Date: _____________________________________


                          GE REINSURANCE CORPORATION

                          By:    _____________________________________

                          Its:    _____________________________________

                          Date: _____________________________________